                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               February 26, 2002
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                       (Date of earliest event reported)


                             Banknorth Group, Inc.
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             (Exact name of registrant as specified in its charter)


Maine                                  0-16947                        01-0437984
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(State or other jurisdiction   (Commission File Number)            (IRS Employer
of incorporation)                                            Identification No.)


P.O. Box 9540, Two Portland Square, Portland, Maine                   04112-9540
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(Address of principal executive offices)                              (Zip Code)


                                 (207) 761-8500
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 5.    OTHER EVENTS

        On February 27, 2002, Banknorth Group, Inc. ("Banknorth") and Ipswich Bancshares, Inc. ("Ipswich") announced that they had entered into an Agreement and Plan of Merger, dated as of February 26, 2002 (the "Agreement"), which sets forth the terms and conditions pursuant to which Ipswich will be merged with and into Banknorth (the "Merger"). The Agreement provides, among other things, that as a result of the Merger each outstanding share of common stock of Ipswich (subject to certain exceptions) will be converted into the right to receive $20.50 in cash or a number of whole shares of common stock of Banknorth determined by dividing $20.50 by the average closing prices of the Banknorth common stock during a specified period preceding the Merger, plus cash in lieu of any fractional share interest, subject to election and allocation procedures set forth in the Agreement which are intended to ensure that 51% of the outstanding shares of Ipswich common stock will be converted in the right to receive Banknorth common stock and 49% of the outstanding shares of Ipswich common stock will be converted into the right to receive cash.

        Consummation of the Merger is subject to a number of customary conditions, including, but not limited to, (i) the approval of the Agreement by the shareholders of Ipswich and (ii) the receipt of requisite regulatory approvals of the Merger and the proposed merger of Ipswich's banking subsidiary, Ipswich Saving Bank, with and into Banknorth's banking subsidiary, Banknorth, NA, as soon as practicable following consummation of the Merger.

        In connection with the Agreement, Banknorth and Ipswich entered into a Stock Option Agreement, dated as of February 26, 2002, pursuant to which Ipswich granted Banknorth an option (the "Option") to purchase up to 384,438 shares of Ipswich's common stock (subject to adjustment as set forth therein), which represents 19.9% of Ipswich's outstanding shares of common stock, at a purchase price of $15.35 per share (subject to adjustment as set forth therein). The Option will become exercisable upon the occurrence of certain events, as specified in the Stock Option Agreement, none of which has occurred as of the date hereof.

        For additional information, reference is made to the press release dated February 27, 2002, which is included as Exhibit 99.1 and is incorporated herein by reference.

        In addition, on February 26, 2002, Banknorth announced that its Board of Directors has authorized the repurchase of up to 8 million shares, or approximately 5 percent, of Banknorth's outstanding common stock. For additional information, reference is made to the press release dated February 26, 2002, which is included as Exhibit 99.2 and is incorporated herein by reference.


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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)     Not applicable.

        (b)     Not applicable.

        (c)     The following exhibits are included with this Report:

        Exhibit No.    Description
        -----------    -----------
        2.1            Agreement and Plan of Merger, dated as of February 26, 2002, between Banknorth and Ipswich

        10.1           Form of Stock Option Agreement between Banknorth (as grantee)
                       and Ipswich (as issuer) (included as Annex B to Exhibit 2.1)

        10.2           Form of Shareholder Agreement between each director of Ipswich and Banknorth (included as Annex A to Exhibit 2.1)

        10.3           Form of Termination Agreement by and among Banknorth, Ipswich,
                       Ipswich Savings Bank, Eastern Bank, as Trustee, and David L. Grey
                       (included as Annex C to Exhibit 2.1)

        10.4           Form of Employment and Noncompetition Agreement between Banknorth and David L. Grey (included as Annex D to Exhibit 2.1)

        99.1           Press Release, dated February 27, 2002*

        99.2           Press Release, dated February 26, 2002

-----------------

        * Incorporated by reference from Banknorth's filing with the Commission pursuant to Rule 425 under the Securities Act of 1933 on February 27, 2002.

ITEM 9.    REGULATION FD DISCLOSURE

        The press release included as Exhibit 99.1 and incorporated herein by reference contains forward-looking statements with respect to the financial condition, results of operations and business of Banknorth upon consummation of the Merger, including statements relating to: (a) the estimated cost savings and accretion to reported earnings that will be realized from the Merger and (b) the merger charges expected to be incurred in connection with the Merger. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ


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materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) estimated cost savings from the Merger cannot be fully realized within the expected time frame; (2) revenues following the Merger are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the businesses of Banknorth and Ipswich are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the markets in which Banknorth will be doing business, are less favorable than expected; or (7) legislation or changes in regulatory requirements adversely affect the businesses in which Banknorth would be engaged.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BANKNORTH GROUP, INC.



                                    By: /s/ Peter J. Verrill
                                        ------------------------------
                                        Name:  Peter J. Verrill
                                        Title: Senior Executive Vice President,
                                               Chief Operating Officer and Chief
                                               Financial Officer


Date:  February 28, 2002


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